                                                                   EXHIBIT 99.01

                              FOR IMMEDIATE RELEASE

               DEL GLOBAL TECHNOLOGIES DELAYS FILING OF FORM 10-Q

            VALHALLA, NY - June 18, 2003 -- Del Global Technologies Corp. (DGTC)
("Del  Global"  or "the  Company")  today  announced  that it has filed with the
Securities and Exchange  Commission a Notification of Late Filing on Form 12b-25
for its Quarterly  Report on Form 10-Q for its third fiscal quarter ended May 3,
2003.  This filing  provides  for a 5 calendar day  extension  of the  Company's filing  date for its  Form  10-Q.  The  Company  expects  to be able to file its
Quarterly Report on or before Monday,  June 23, 2003, which would be within this extension period.

            As a separate  matter and as  previously  announced,  Del Global has entered into negotiations regarding a comprehensive settlement of the Department of Defense's investigation into the Company's RFI Corporation subsidiary.  Prior to preliminary discussions with the U.S. Government in June 2003, Del Global had no basis to  estimate  the  financial  impact  of this  investigation.  Based on preliminary  settlement  discussions with the U.S. Government,  discussions with the Company's  legal  advisors,  consideration  of settlements  reached by other parties in  investigations  of this nature,  and  consideration  of Del Global's capital  resources,  management  has now developed an estimate of the low end of the potential range of the financial impact. Accordingly,  Del Global expects to report a charge  in its  third  quarter  of  fiscal  2003 of  $2,347,000,  which represents its estimate of the low end of a range of potential fines and related legal and  professional  fees in connection  with this  potential  comprehensive settlement.

            Subsequent  to the  filing of its  10-Q,  the  Company  will hold an investor conference call on a date to be announced.

            Del Global  Technologies  Corp. is primarily  engaged in the design, manufacture  and  marketing of  cost-effective  medical  imaging and  diagnostic
systems    consisting    of    stationary    and   portable    x-ray    systems,
radiographic/fluoroscopic   systems,  dental  imaging  systems  and  proprietary
high-voltage  power  conversion   subsystems  for  medical  and  other  critical
industrial  applications.  Industrial applications for which Del Global supplies
power   subsystems    include   airport   explosives    detection,    analytical
instrumentation, semiconductor capital equipment and energy exploration.

            Statements  about future results made in this release may constitute
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation   Reform  Act  of  1995.   These  statements  are  based  on  current
expectations  and the current  economic  environment.  The Company cautions that these statements are not guarantees of future performance. They involve a number of risks and  uncertainties  that are  difficult to predict  including,  but not limited to, the ability of the Company to implement its business plan, retention
of  management,   changing  industry  and  competitive   conditions,   obtaining
anticipated  operating  efficiencies,  securing  necessary  capital  facilities, favorable  determinations in various legal and regulatory  matters,  including a settlement of the Department of Defense  investigation on terms that the Company can afford and that does not include a debarment from doing business with the US
Government,  and favorable  general  economic  conditions.  Actual results could differ  materially  from  those  expressed  or  implied  in the  forward-looking statements.  Important  assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are  specified  in the  Company's  filings  with  the  Securities  and  Exchange
Commission.

CONTACT:                                                INVESTOR RELATIONS:
Del Global Technologies Corp.                           The Equity Group Inc.
Samuel E. Park, President & Chief Executive Officer Devin Sullivan (212) 836-9608
Thomas V. Gilboy, Chief Financial Officer               Adam Prior     (212) 836-9606
(914) 686-3600